UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05215)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Money Market Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period :	October 1, 2012 — September 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTXXX

Putnam Tax Exempt Money Market Fund

Annual report 9 | 30 | 13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt Money
Market Fund

Annual report
9 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	38

About the Trustees	39

Officers	41

Consider these risks before investing: Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer. The amount of information about issuers of tax exempt debt may not be as extensive as that which is available about companies whose securities are publicly traded. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Political events, including the 16-day partial shutdown of the federal government in October, have created an unpredictable environment for investors. Generally, investors prefer clarity, and the drawn-out political wrangling and lack of resolution of the budget and debt ceiling have obscured the way forward for many.

Still, markets have shown remarkable resiliency this year, with the S&P 500 Index up approximately 25% as of October 31, 2013. Corporate balance sheets appear to be healthy, and profits remain strong. Moreover, the Federal Reserve has pledged to maintain an aggressive monetary stimulus policy until the U.S. economic recovery establishes a firm footing.

Of course, it is impossible to predict political and economic outcomes, but we know from past experience the value of maintaining a long-term perspective when it comes to investing. At Putnam, our investment professionals combine in-depth fundamental research, active investing, and risk management strategies that can serve investors well in any market. By integrating investment innovation with alternative approaches, we offer a diverse set of products for a wide range of financial goals.

We also strongly emphasize the importance of seeking the guidance of a financial advisor who can help you work toward your investment goals based on your individual time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios.

The fund seeks as high a rate of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. In short, the fund aims to provide tax-favored income at short-term rates.

The fund invests in securities issued by borrowers with excellent credit ratings. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

The fund’s portfolio managers are backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

The fund may be appropriate for investors who want to earmark money for near-term expenses or future investment opportunities, or to stow away cash for a “rainy day” while earning tax-favored income.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare the yield of a municipal bond or note with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the yield of a municipal security after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s or note’s yield divided by “one minus the tax rate.” For example, if a municipal note’s yield is 1%, then its tax-equivalent yield is 1.8%, assuming the maximum 43.4% federal tax rate for 2013.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and investment return will fluctuate, and you may have a gain or loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. For a portion of the periods, this fund had expense limitations and waivers, without which returns would have been lower. Class A shares do not bear an initial sales charge. See pages 5 and 11–12 for additional performance information. To obtain the most recent month-end performance, visit putnam. com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 43.40% federal income tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

4	Tax Exempt Money Market Fund

Interview with your fund’s portfolio managers

How would you characterize the market environment for the 12 months ended September 30, 2013?

Joanne: Continued evidence of a slowly recovering U.S. economy and positive investor sentiment fueled a rally across the financial markets well into the spring of 2013. However, the market environment became less hospitable in May, when the Federal Reserve suggested that it could begin tapering its bond-buying stimulus program if economic conditions continued to improve. The debate over the end of the Fed’s quantitative easing [QE] program became the focus of markets around the world, and equity and fixed-income markets sold off sharply.

In June, Fed Chairman Ben Bernanke clarified his statements, adding that the pace of tapering and eventual withdrawal of QE would be economically driven. During July, many sectors of the financial markets recovered, especially global stocks. However, August brought new concerns about potential U.S. military involvement in Syria and the looming U.S. debt ceiling, as well as lingering anxiety about the Fed’s withdrawal of its stimulus program. At its September 2013 meeting, the Fed surprised many observers by deciding not to begin scaling back QE — thereby keeping rates unchanged. Most asset classes generally rallied after the Fed’s announcement.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 14.

Tax Exempt Money Market Fund	5

The performance of U.S. equity and fixed-income markets, which previously had been buoyed by the unprecedented, massive liquidity created by the Fed’s stimulus program, began to diverge in the second half of the reporting period. Stocks shook off the uncertainty and resumed a strong rally that had been in place for more than a year. As a result, U.S. equities closed out the period with favorable results, despite some trepidation about a U.S. government shutdown in the final days of the period. U.S. credit markets, however, had a more acute reaction to the Fed’s announcements in May and June. Interest rates rose — causing the bond yield curve to steepen overall. The upward trend in rates depressed performance, as bond prices tend to move in the opposite direction of rates.

Aside from the volatility in December surrounding the fiscal cliff negotiations, municipal bonds posted solid returns during the first half of the reporting period. In reaction to the Fed’s possible withdrawal of its stimulus program, tax-exempt municipal bonds sold off along with most other fixed-income asset classes during May and June. During July and August, the municipal market continued its decline as significant outflows put downward pressure on municipal bond prices. Worried about the prospect of even higher interest rates along with major headline events, such as Detroit’s bankruptcy and Puerto Rico’s debt challenges, many retail investors continued to sell their municipal bond investments. It wasn’t until September that the market posted positive returns on the heels of somewhat better supply/demand dynamics and the Fed’s decision to keep QE in place.

How did the interest-rate volatility affect the performance of Putnam Tax Exempt Money Market Fund during the period?

Jonathan: Tax-exempt money market instruments were affected less by the market volatility given their shorter-term focus, and, accordingly, stood up to their reputation as being a safe harbor in times of market turmoil.

Allocations are shown as a percentage of the fund’s net assets as of 9/30/13. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Tax Exempt Money Market Fund

For the 12 months ended September 30, 2013, the fund performed in line with the current interest-rate environment, which has been defined, in large measure, by the Fed’s decision to hold its benchmark federal funds rate steady in the 0%-to-0.25% range since December 2008. At period-end, the fund’s weighted average maturity stood at 6.87 days.

What are your thoughts about the recent rate volatility and the future course for the U.S. economy?

Joanne: The Fed’s talk of reducing stimulus during its May/June time frame caused unease among bond investors, and the rise in longer-term yields that we saw during that period was quite dramatic. In our opinion, the Fed concluded this past spring that the economy was in a much healthier state than when the latest round of QE had begun in late 2012, and that if the pace of improvement continued, it would be prudent to begin dialing back its bond-buying program. However, at its September meeting, the central bank decided to wait for further evidence of improvement in economic growth and in the labor market before setting a timetable. In short, Fed officials now appear more concerned about hints of softness in the recent economic data, such as retail sales, and are less impressed with the strong data elsewhere in the U.S. economy. We also believe the central bank may be more worried about fiscal issues at the federal level than the financial markets appear to be, given recent market performance.

Although the political standoff around the debt ceiling has been temporarily resolved, there is certainly the chance that similar

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

Tax Exempt Money Market Fund	7

events will be repeated in early 2014. For now, we expect the markets to refocus on economic data over the near term.

What was your strategy to capture income amid the volatility?

Jonathan: Bernanke’s comments about the future course of interest-rate policy did not have the same effect on shorter-maturity money market instruments as they did on longer-dated securities. In fact, the short end of the yield curve tightened during the second half of the fiscal year, as Fed policy continued to hold short-term interest rates close to zero.

In this challenging environment, we have been primarily investing in VRDNs [variable-rate demand notes], which are brought to market with a long-term maturity and a daily or weekly put feature that allows the security to be money-market-eligible. Many of these securities have credit and liquidity enhancements from what we believe are strong commercial banks and solid municipal issuers in the health and education sectors. Commercial banks act as third-party credit support, which translates into a reduced credit risk to the fund, since another entity is providing credit and liquidity protection for interest and principal payments.

Which fund holdings exemplified your strategy during the period?

Joanne: The fund’s significant positioning in shorter-maturity, liquid VRDNs helped to keep the portfolio flexible and more sensitive to potential increases in interest rates. The fund’s VRDN exposure offers what we believe is valuable geographic and industry diversification.

Several large, creditworthy banks, such as JPMorgan Chase, U.S. Bancorp, and Wells Fargo Bank, provided credit and liquidity enhancements for the fund’s VRDNs. Looking at underlying bank fundamentals, we believe we are seeing a relatively stable picture. We think asset-quality measures are showing improving trends, and profits are being retained and are helping to maintain and restore capital levels. In our opinion, these positive developments are somewhat offset by the banks’ underlying revenue weakness resulting from soft loan demand, pressured interest margins, and ongoing regulatory pressure on the fee business.

The fund also held investments in VRDNs issued by the Cleveland Clinic Health System. Primarily serving Northeast Ohio, the clinic has a worldwide reputation as one of the top providers of high-end specialty services, especially cardiac care.

We also found what we believe are attractive opportunities in short-term debt issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These VRDNs are guaranteed for certain types of municipal projects, which grant their tax-free status, and are backed by the U.S. Treasury much the same way banks provide a guaranty on liquidity and principal. Thus, we deemed these VRDNs to be minimal credit risk investments under Securities and Exchange Commission [SEC] Rule 2a-7 for money market funds.

The fund’s investments in the fixed-rate municipal commercial paper sector added limited duration [a measure of the fund’s sensitivity to changes in interest rates] and further diversification to the portfolio. We purchased tax-free commercial paper issued by Princeton University, a private Ivy League research university. Located in Princeton, New Jersey, the university offers programs in humanities, social sciences, and engineering. Princeton expects to rely on its commercial paper (NJ Edl. Facs. Auth.) program over the next 12 months to provide interim financing for construction of campus facilities and renovations.

8	Tax Exempt Money Market Fund

Could you bring us up to date regarding the SEC’s efforts to improve the functioning of the money markets?

Jonathan: This past June, the SEC released a new proposal for money market funds to address structural vulnerabilities. Possibilities include a floating net asset value for some money market funds, establishing liquidity fees and redemption gates, or a combination of these that could be used under certain circumstances. The industry, investors, and issuers had until September 17, 2013, to submit comments, with the goal of potentially seeing a new reform proposal by early 2014. In addition to criticisms that these reforms would be expensive and difficult to implement, there is some debate as to whether these reforms would adequately make money market funds less susceptible to investors withdrawing their investments in a financial crisis. It is interesting to note that many portfolio managers, investor groups, and interested parties expressed in their comment letters that municipal money market funds should not be subject to the structural proposals. We will continue to closely monitor developments and their impact on our shareholders.

Should investors expect continued volatility in the coming months?

Joanne: There has been a great deal of market concern about when the Fed might begin to phase out its purchases, at what pace, and how quickly this will be followed by monetary tightening in the form of a rise in the federal funds rate. So, with less clarity about these issues than investors wish for, we expect continued volatility in interest rates as investors adjust their expectations about Fed policy. However, when the Fed does begin to taper, we believe it will likely be some time before they actually start to tighten and raise the federal funds rate.

Building on the fund’s twin goals of safety and liquidity, we believe the portfolio is prudently positioned for income opportunities in the current market environment.

Thank you, Joanne and Jonathan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

Tax Exempt Money Market Fund	9

IN THE NEWS

With the U.S. Federal Reserve facing the formidable challenge of starting to unwind its unprecedented monetary stimulus program, President Barack Obama in October nominated Janet Yellen to chair the world’s most powerful central bank. Ben Bernanke completes his second four-year term as Fed chairman on January 31, 2014. If she receives congressional confirmation, Yellen, vice chairman of the Fed since 2010 and a key architect of the central bank’s $85-billion-a-month asset-purchase program, would become the first woman to lead the central bank in its 100-year history. Bernanke, who led the Fed in its efforts to help the U.S. economy withstand the worst financial crisis since the 1930s, has said that the central bank will not taper its monthly bond purchases until U.S. economic data, particularly with respect to employment, show further improvement. The Fed has also pledged to hold short-term interest rates near zero until the nation’s unemployment rate, which stood at 7.2% as of September 30, 2013, reaches 6.5%, provided inflation remains in check.

10	Tax Exempt Money Market Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance and comparative Lipper returns For periods ended 9/30/13

	Putnam Tax Exempt	Lipper Tax-Exempt Money Market
	Money Market Fund	Funds category average*

Annual average
(life of fund, since 10/26/87)	2.33%	2.39%

10 years	10.93	11.00
Annual average	1.04	1.05

5 years	0.47	0.62
Annual average	0.09	0.12

3 years	0.03	0.05
Annual average	0.01	0.02

1 year	0.01	0.02

Current rate (end of period)

Current 7-day yield
(with expense limitation)[1]	0.01	N/A

Taxable equivalent[2]	0.02	N/A

Current 7-day yield
(without expense limitation)	–0.52	N/A

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge.

For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/13, there were 86, 85, 76, 58, and 21 funds, respectively, in this Lipper category.

1 The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 43.40% 2013 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Tax Exempt Money Market Fund	11

Fund distribution information For the 12-month period ended 9/30/13

Distributions	Class A

Number	12

Income*	$0.000101

Capital gains†	—

Total	$0.000101

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

† Capital gains, if any, are taxable for federal and, in most cases, state purposes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class A

Net expenses for the fiscal year ended 9/30/12*	0.55%

Total annual operating expenses for the fiscal year ended 9/30/12	0.58%

Annualized expense ratio for the six-month period ended 9/30/13†‡	0.08%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/14.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Reflects a voluntary waiver of certain fund expenses.

12	Tax Exempt Money Market Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2013, to September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*†	$0.40

Ending value (after expenses)	$1,000.10

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2013, use the following calculation method. To find the value of your investment on April 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*†	$0.41

Ending value (after expenses)	$1,024.67

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Tax Exempt Money Market Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Tax Exempt Money Market Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2013, Putnam employees had approximately $400,000,000 and the Trustees had approximately $96,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax Exempt Money Market Fund	15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16	Tax Exempt Money Market Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

Tax Exempt Money Market Fund	17

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to

18	Tax Exempt Money Market Fund

all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. In addition, Putnam Management voluntarily waived certain fees in order to enhance your fund’s annualized net yield during its fiscal year ending in 2012. The Trustees noted that this fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The

Tax Exempt Money Market Fund	19

Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Tax-Exempt Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 88, 84 and 78 funds, respectively, in your

20	Tax Exempt Money Market Fund

fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Tax Exempt Money Market Fund	21

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Tax Exempt Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Tax Exempt Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund (the “fund”) at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2013 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2013

Tax Exempt Money Market Fund	23

The fund’s portfolio 9/30/13

Key to holding’s abbreviations

FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities,
FNMA Coll. Federal National Mortgage	that carry coupons that reset and are payable upon
Association Collateralized	demand either daily, weekly or monthly. The rate
LOC Letter of Credit	shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (99.8%)*	Rating**	Principal amount	Value

California (7.1%)
CA Edl. Fac. Auth. VRDN (Stanford U.), Ser. L,
0.06s, 10/1/22 M	VMIG1	$800,000	$800,000

CA Hlth. Fac. Fin. Auth. VRDN (Scripps Hlth.),
Ser. B, 0.05s, 10/1/42 M	VMIG1	500,000	500,000

CA Statewide Cmnty. Dev. Auth. VRDN (Kaiser
Permanente), Ser. E, 0.08s, 11/1/36 M	A–1	500,000	500,000

San Francisco City & Cnty., Multi-Fam. Hsg. VRDN,
Ser. A, FHLMC Coll., 0.06s, 8/1/30 M	A–1+	1,200,000	1,200,000

			3,000,000
Connecticut (1.6%)
CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. V-1, 0.05s, 7/1/36 M	VMIG1	700,000	700,000

			700,000
Delaware (1.6%)
DE State Hlth. Facs. Auth. VRDN (Christiana
Care), Ser. A, 0.05s, 10/1/38 M	VMIG1	700,000	700,000

			700,000
Idaho (1.7%)
ID State U. Foundation VRDN (E & Thelma
Stephens Project), Ser. L, 0.07s, 5/1/21 (Wells
Fargo Bank N.A. (LOC)) M	VMIG1	715,000	715,000

			715,000
Illinois (7.6%)
Channahon, VRDN (Morris Hosp.), Ser. B, 0.08s,
12/1/32 (U.S. Bank, N.A. (LOC)) M	A–1+	855,000	855,000

IL Dev. Fin. Auth. VRDN (North Shore Country
Day), 0.07s, 7/1/33 (Northern Trust Co. (LOC)) M	VMIG1	900,000	900,000

IL Edl. Fac. Auth. VRDN (Lake Forest Open Lands),
0.07s, 8/1/33 (Northern Trust Co. (LOC)) M	A–1+	800,000	800,000

IL Fin. Auth. VRDN (U. of Chicago), Ser. B,
0.07s, 7/1/34 M	VMIG1	678,000	678,000

			3,233,000
Indiana (4.6%)
IN State Dev. Fin. Auth. Ed. Fac. VRDN
(IN Museum of Art), 0.07s, 2/1/39 (JPMorgan
Chase Bank, N.A. (LOC)) M	VMIG1	800,000	800,000

IN State Fin. Auth. VRDN (Ascension Hlth.),
Ser. E-7, 0.08s, 11/15/33 M	VMIG1	500,000	500,000

Indianapolis Multi-Fam. Hsg. VRDN (Capital
Place-Covington), FNMA Coll., 0.07s, 5/15/38 M	A–1+	650,000	650,000

			1,950,000

24	Tax Exempt Money Market Fund

MUNICIPAL BONDS AND NOTES (99.8%)* cont.	Rating**	Principal amount	Value

Kentucky (1.9%)
Christian Cnty., Assn. of Cnty. Leasing Trust
VRDN, Ser. B, 0.06s, 8/1/37 (U.S. Bank,
N.A. (LOC)) M	VMIG1	$800,000	$800,000

			800,000
Maryland (2.1%)
County of Howard Commercial Paper,
0.1s, 10/8/13	Aaa	400,000	400,000

Johns Hopkins University Commercial Paper,
Ser. C, 0.12s, 12/10/13	Aaa	500,000	500,000

			900,000
Massachusetts (7.0%)
MA Hlth. & Edl. Facs. Auth. Commercial Paper
(Harvard U.), Ser. EE, 0.09s, 10/1/13	Aaa	500,000	500,000

MA State VRDN (Construction Loan), Ser. A,
0.05s, 3/1/26 M	VMIG1	1,000,000	1,000,000

MA State Hlth. & Edl. Fac. Auth. VRDN
(Harvard U.), Ser. R, 0.05s, 11/1/49 M	VMIG1	300,000	300,000
(Wellesley College), Ser. G, 0.05s, 7/1/39 M	VMIG1	885,000	885,000
(Partners Hlth. Care Syst.), Ser. D-5,
0.05s, 7/1/17 M	VMIG1	300,000	300,000

			2,985,000
Minnesota (5.2%)
Anoka & Ramsey Cntys., North Suburban Hosp.
Dist. VRDN (Hlth. Ctr.), 0.08s, 8/1/14 (Wells
Fargo Bank N.A. (LOC)) M	A–1+	200,000	200,000

Minnetonka, Hsg. Fac. VRDN (Beacon Hill), FNMA
Coll., 0.07s, 5/15/34 M	VMIG1	395,000	395,000

MN State Higher Ed. Fac. Auth. VRDN (St. Olaf
College), Ser. 5-M2, 0.08s, 10/1/20 (Harris,
N.A. (LOC)) M	VMIG1	805,000	805,000

Rochester, Hlth. Care Fac. VRDN (Mayo Clinic),
Ser. B, 0.07s, 11/15/38 M	VMIG1	800,000	800,000

			2,200,000
Mississippi (0.6%)
MS Bus. Fin. Corp. Gulf Opportunity Zone VRDN
(Chevron USA, Inc.), Ser. B, 0.06s, 12/1/30 M	VMIG1	275,000	275,000

			275,000
Missouri (4.4%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. A, 0.07s, 9/1/30 M	VMIG1	600,000	600,000
(BJC Hlth. Syst.), Ser. E, 0.06s, 5/15/38 M	VMIG1	750,000	750,000

University of Missouri Commercial Paper,
0.08s, 10/2/13	Aaa	500,000	500,000

			1,850,000
Montana (2.3%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.07s, 12/1/25 M	Aa3	1,000,000	1,000,000

			1,000,000
Nevada (2.7%)
Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.07s, 6/1/42 M	VMIG1	1,130,000	1,130,000

			1,130,000

Tax Exempt Money Market Fund	25

MUNICIPAL BONDS AND NOTES (99.8%)* cont.	Rating**	Principal amount	Value

New Jersey (4.8%)
NJ Edl. Facs. Auth. Commercial Paper
(Princeton U.), 0.08s, 12/2/13	Aaa	$500,000	$500,000

NJ Hlth. Care Fac. Fin. Auth. VRDN (Somerset
Med. Ctr.), 0.07s, 7/1/24 (TD Bank, N.A. (LOC)) M	VMIG1	860,000	860,000

Rutgers State U. VRDN, Ser. A, 0.06s, 5/1/18 M	VMIG1	695,000	695,000

			2,055,000
New York (2.6%)
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Apartments, LLC), 0.09s, 1/1/35
(HSBC Bank USA, N.A. (LOC)) M	A–1+	185,000	185,000
(Cherry Ridge Assisted Living), 0.09s, 1/1/35
(HSBC Bank USA, N.A. (LOC)) M	A–1+	190,000	190,000

NY State Dorm. Auth. VRDN (Columbia U.),
Ser. A, 0.04s, 9/1/39 M	VMIG1	750,000	750,000

			1,125,000
North Carolina (5.8%)
NC Cap. Facs. Fin. Agcy. Commercial Paper,
Ser. A2, 0.11s, 10/1/13	A–1+	500,000	500,000

NC Cap. Fin. Agcy. Edl. Fac. VRDN (Wake Forrest
U.), Ser. B, 0.05s, 1/1/18 M	VMIG1	695,000	695,000

U. of NC VRDN, Ser. C, 0.07s, 12/1/25 M	VMIG1	770,000	770,000

Wake Cnty., VRDN, Ser. A, 0.06s, 3/1/26 M	VMIG1	500,000	500,000

			2,465,000
Ohio (6.7%)
Columbus, Swr. VRDN, Ser. B, 0.05s, 6/1/32 M	VMIG1	910,000	910,000

OH State VRDN Infrastructure Impt., Ser. A,
0.06s, 2/1/23 M	VMIG1	500,000	500,000

OH State Higher Edl. Fac. Comm. VRDN
(Cleveland Clinic Foundation), Ser. B-4,
0.05s, 1/1/43 M	VMIG1	885,000	885,000

OH State U. VRDN, Ser. B, 0.05s, 6/1/35 M	VMIG1	570,000	570,000

			2,865,000
Pennsylvania (3.3%)
Beaver Cnty., Indl. Dev. Auth. VRDN (Elec. Co.),
Ser. B, 0.03s, 11/1/25 (UBS AG (LOC)) M	VMIG1	400,000	400,000

Delaware River Port Auth. PA & NJ VRDN, Ser. B,
0.07s, 1/1/26 (TD Bank, N.A. (LOC)) M	VMIG1	850,000	850,000

Union City, Higher Edl. Fac. Fin. Auth. VRDN
(Bucknell U.), Ser. B, 0.07s, 4/1/22 M	VMIG1	170,000	170,000

			1,420,000
Rhode Island (1.8%)
RI State Hlth & Edl. Bldg. Corp. VRDN (Brown U.)
Ser. A, 0.05s, 5/1/35 M	VMIG1	500,000	500,000
Ser. B, 0.04s, 9/1/43 M	VMIG1	250,000	250,000

			750,000
Tennessee (1.9%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Board VRDN
(Catholic Hlth. Initiatives), Ser. C, 0.07s, 5/1/39 M	VMIG1	800,000	800,000

			800,000

26	Tax Exempt Money Market Fund

MUNICIPAL BONDS AND NOTES (99.8%)* cont.	Rating**	Principal amount	Value

Texas (12.1%)
Board of Regents of Texas Tech University
Rev. Fin. Syst. Commercial Paper, Ser. A,
0.09s, 10/3/13	Aaa	$500,000	$500,000

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.05s, 12/1/24 M	A–1+	900,000	900,000

Harris Cnty., Hlth. Fac. Dev. Corp. VRDN (Texas
Childrens), Ser. B-1, 0.07s, 10/1/29 M	VMIG1	905,000	905,000

Southwest, Higher Ed. Auth. VRDN (Southern
Methodist U.), 0.07s, 7/1/15 M	A–1+	200,000	200,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.09s, 11/15/33 M	VMIG1	885,000	885,000

The Board of Regents of The Texas A&M University
System Commercial Paper, Ser. B, 0.1s, 10/1/13	Aaa	400,000	400,000

TX State VRDN (Veterans Hsg. Assistance II),
Ser. D, 0.08s, 12/1/36 (Sumitomo Trust & Banking
Co. (LOC)) M	VMIG1	870,000	870,000

University of Texas System Board of Regents Rev.
Fin. Syst. Commercial Paper, Ser. A, 0.1s, 12/5/13	Aaa	500,000	500,000

			5,160,000
Utah (2.6%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. D, 0.05s, 5/15/36 M	Aa1	100,000	100,000

Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs.,
Inc.), Ser. C, 0.05s, 5/15/36 M	Aa1	1,000,000	1,000,000

			1,100,000
Virginia (4.1%)
Cap. Beltway Funding Corp. VRDN (495 Hot
Lanes), Ser. C, 0.04s, 12/31/47 (National
Australia Bank (LOC)) M	P–1	500,000	500,000

Loudoun Cnty., Indl. Dev. Auth. VRDN (Howard
Hughes Med.), Ser. F, 0.07s, 2/15/38 M	VMIG1	750,000	750,000

Regents of University of Virginia Commercial
Paper, Ser. 03-A, 0.08s, 10/2/13	Aaa	500,000	500,000

			1,750,000
Washington (0.9%)
WA State Hsg. Fin. Comm. Non Profit VRDN (St.
Vincent De Paul), Ser. A, 0.11s, 2/1/31 (Wells
Fargo Bank N.A. (LOC)) M	A–1+	400,000	400,000

			400,000
West Virginia (0.5%)
WV State Econ. Dev. Auth. Poll Control VRDN
(OH Pwr. Co. — Kammer), Ser. B, 0.05s, 7/1/14
(Bank of Nova Scotia (LOC)) M	P–1	200,000	200,000

			200,000
Wisconsin (2.3%)
WI State Hlth. & Edl. Facs. Auth. VRDN (Wheaton
Franciscan Svcs.), Ser. B, 0.07s, 8/15/33 (U.S.
Bank, N.A. (LOC)) M	VMIG1	1,000,000	1,000,000

			1,000,000

TOTAL INVESTMENTS

Total investments (cost $42,528,000)			$42,528,000

Tax Exempt Money Market Fund	27

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $42,599,913.

M The security’s effective maturity date is less than one year.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	29.8%
Financial	27.7
Health care	18.9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$42,528,000	$—

Totals by level	$—	$42,528,000	$—

The accompanying notes are an integral part of these financial statements.

28	Tax Exempt Money Market Fund

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$42,528,000

Cash	76,341

Interest and other receivables	23,225

Receivable for shares of the fund sold	103,768

Receivable from Manager (Note 2)	19,102

Total assets	42,750,436

LIABILITIES

Payable for shares of the fund repurchased	31,959

Payable for custodian fees (Note 2)	2,197

Payable for investor servicing fees (Note 2)	3,542

Payable for Trustee compensation and expenses (Note 2)	54,537

Payable for administrative services (Note 2)	160

Payable for auditing and tax fees	46,607

Payable for reports to shareholders	9,658

Distributions payable to shareholders	194

Other accrued expenses	1,669

Total liabilities	150,523

Net assets	$42,599,913

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$42,613,831

Accumulated net realized loss on investments (Note 1)	(13,918)

Total — Representing net assets applicable to capital shares outstanding	$42,599,913

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($42,599,913 divided by 42,620,149 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Tax Exempt Money Market Fund	29

Statement of operations Year ended 9/30/13

INTEREST INCOME	$49,188

EXPENSES

Compensation of Manager (Note 2)	125,377

Investor servicing fees (Note 2)	19,922

Custodian fees (Note 2)	6,825

Trustee compensation and expenses (Note 2)	3,956

Administrative services (Note 2)	1,224

Reports to shareholders	23,175

Registration fees	25,635

Auditing and tax fees	46,413

Other	8,806

Fees waived and reimbursed by Manager (Note 2)	(216,192)

Total expenses	45,141

Expense reduction (Note 2)	(311)

Net expenses	44,830

Net investment income	4,358

Net increase in net assets resulting from operations	$4,358

The accompanying notes are an integral part of these financial statements.

30	Tax Exempt Money Market Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$4,358	$5,242

Net increase in net assets resulting from operations	4,358	5,242

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(93)	—

From tax-exempt net investment income	(4,223)	(5,172)

Decrease from capital share transactions (Note 4)	(4,164,643)	(6,106,916)

Total decrease in net assets	(4,164,601)	(6,106,846)

NET ASSETS

Beginning of year	46,764,514	52,871,360

End of year (including no monies and distributions in excess
of net investment income of $42, respectively)	$42,599,913	$46,764,514

The accompanying notes are an integral part of these financial statements.

Tax Exempt Money Market Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b,c,d]	(%) [c,d]

Class A
September 30, 2013	$1.00	.0001	—	.0001	(.0001)	(.0001)	$1.00	.01	$42,600.11		.01
September 30, 2012	1.00	.0001	—	.0001	(.0001)	(.0001)	1.00	.01	46,765.13		.01
September 30, 2011	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	1.00	.01	52,871.21		.01
September 30, 2010	1.00	.0005	—	.0005	(.0005)	(.0005)	1.00	.05	52,968.22		.05
September 30, 2009	1.00	.0035	—	.0035	(.0040)	(.0040)	1.00	.40	66,878.47		.37

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2013	0.07%

September 30, 2012	0.03

September 30, 2011	0.02

September 30, 2010	0.03

September 30, 2009	0.25

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2013	0.43%

September 30, 2012	0.42

September 30, 2011	0.34

September 30, 2010	0.38

September 30, 2009	0.09

e Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

32	Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	33

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Tax Exempt Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks as high a rate of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that pay interest that is exempt from federal income tax but may be subject to the federal alternative minimum tax (AMT), are high quality and have short-term maturities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the

34	Tax Exempt Money Market Fund

accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2013, the fund had a capital loss carryover of $13,918 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$13,918	N/A	$13,918	September 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,340 to decrease paid-in-capital and $1,340 to decrease accumulated net realized loss.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed tax-exempt income	$194
Capital loss carryforward	(13,918)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,

0.390%	of the next $5 billion,	0.220%	of the next $50 billion,

0.340%	of the next $10 billion,	0.210%	of the next $100 billion and

0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

Tax Exempt Money Market Fund	35

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $29,777 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. This expense limitation remains in place under the interim management contract described above. For the reporting period, Putnam Management waived $186,415 as a result of this waiver.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Effective July 1, 2013, Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL. Prior to July 1, 2013, the annual rate that Putnam Management paid for these services was 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$19,922

Total	$19,922

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $311 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $29, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

36	Tax Exempt Money Market Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $40,450,000 and $44,637,000, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Year ended 9/30/13	Year ended 9/30/12

Class A

Shares sold	25,526,256	32,209,132

Shares issued in connection with reinvestment of distributions	3,931	4,603

	25,530,187	32,213,735

Shares repurchased	(29,694,830)	(38,320,651)

Net decrease	(4,164,643)	(6,106,916)

At the close of the reporting period, a Trustee of the Fund owned 7.1% of the outstanding shares of the fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Tax Exempt Money Market Fund	37

Federal tax information (Unaudited)

The fund has designated 97.88% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

38	Tax Exempt Money Market Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Tax Exempt Money Market Fund	39

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

40	Tax Exempt Money Market Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Tax Exempt Money Market Fund	41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42	Tax Exempt Money Market Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Tax Exempt Money Market Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Tax Exempt Money Market Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Auditors	Compliance Liaison
PricewaterhouseCoopers LLP		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN057
283883 11/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$46,945	$--	$4,392	$ —
September 30, 2012	$44,394	$--	$4,396	$110

For the fiscal years ended September 30, 2013 and September 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $154,392 and $166,515 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2013	$ —	$150,000	$ —	$ —

September 30, 2012	$ —	$45,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2013